UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  08/15/2005

QUEPASA Corporation
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-25565

Nevada	86-0879433
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

410 N. 44th Street
Suite 450
Phoenix, AZ 85008
(Address of Principal Executive Offices, Including Zip Code)

602-716-0100
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

During August, 2005, the Company formally agreed to dismiss the lawsuit it filed against TIABFES Corp. d/b/a New Capital Advisors ("New Capital") in Superior Court at Phoenix, Arizona (#CV2004-015723) on August 13, 2004 and New Capital agreed to dismiss the lawsuit it filed against the Company in United States District Court, Central District of California (#04-4198) on June 14, 2004. On the same date, the Company agreed to transfer approximately 20,000 shares of its Common Stock to an assignee of New Capital in exchange for certain future Investor Relations services. No cash was paid to New Capital by Quepasa for the purpose of settling the lawsuit.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

QUEPASA Corporation

Date: August 15, 2005.	By:	/s/ Jeffrey Peterson
Jeffrey Peterson
Chairman and CEO